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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                 June 17, 1998
                                 -------------
                       (Date of earliest event reported)


                               BET HOLDINGS, INC.
                               ------------------
             (Exact name of Registrant as specified in its charter)


        Delaware                    1-10880                  52-1742995
--------------------------------------------------------------------------------
(State of Incorporation)     (Commission File No.)           (IRS Employer
                                                             Identification No.)


                                 One BET Plaza
                               1900 W Place, N.E.
                          Washington, D.C. 20018-1211
          (Address of principal executive offices, including zip code)


                                 (202) 608-2000
                                 --------------
              (Registrant's telephone number, including area code)

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

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ITEM 5.   OTHER EVENTS.

          On June 17, 1998 BET Holdings, Inc. (the "Company" or "BET") issued a press release announcing that it has purchased a line of African American romance novels known as Arabesque from Kensington Publishing Corporation, a New York corporation. The Company purchased Arabesque for $11,000,000 in cash. The Company has also secured the dramatic rights to the Arabesque books for possible television film development.

          The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Not applicable
(b)  Not applicable
(c)  Exhibits


EXHIBIT NUMBER
--------------

99.1           Press Release of BET dated June 17, 1998.

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                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       BET HOLDINGS, INC.



Date:  June 23, 1998                   By:   /s/ Debra L. Lee
                                             -----------------------
                                       Name:     Debra L. Lee
                                       Title:    President and Chief
                                                 Operating Officer

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                                 EXHIBIT INDEX


          The following exhibits are attached hereto and incorporated by reference:


99.1      Press Release of BET dated June 17, 1998.